SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                December 7, 2000
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                Date of Report (Date of earliest event reported)

                             Macrovision Corporation
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             (Exact name of Registrant as specified in its charter)

        Delaware                   000-22023             77-0156161
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 (State of incorporation)   (Commission file number)  (I.R.S. Employer
                                                      Identification No.)

                               1341 Orleans Drive
                           Sunnyvale, California 94089
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          (Address of principal executive offices, including zip code)

                                 (408) 743-8600
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              (Registrant's telephone number, including area code)

ITEM 9: REGULATION FD DISCLOSURE

Quarterly Results of Operations

      On August 31, 2000, the Company completed its acquisition of GLOBEtrotter Software, Inc. through the issuance of 8,944,548 shares of common stock of Macrovision in exchange for all the outstanding common stock of GLOBEtrotter. The transaction has been accounted for using the "pooling of interests" method. As a result, the consolidated financial statements for periods prior to the combination have been restated to include the accounts and results of operations of GLOBEtrotter Software, Inc. The Company has received requests for quarterly financial information. Consistent with its policy on Regulation FD, the Company is making such information available only through the filing of this public report.

      The following table sets forth certain quarterly unaudited consolidated financial data for the combined Company for the periods indicated, as well as the percentage of the Company's net revenues represented by such data. This data has been derived from combination of the Company's and GLOBEtrotter's unaudited consolidated financial statements that, in the opinion of management, have been prepared on substantially the same basis as the audited consolidated financial statements, and include all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of such data. Such data should be read in conjunction with the Company's audited consolidated financial statements and notes appearing in the Form 10-K and Form 10Q. The results of operations for any quarter are not necessarily indicative of the results to be expected for any future period.

                                                                              Quarter ended
                                                                 1999                                2000
                                                Mar. 31   Jun. 30   Sep. 30    Dec. 31    Mar. 31   Jun. 30    Sep. 30
                                               -----------------------------------------------------------------------
                                                                             (in thousands)
Net revenues                                   $10,262   $ 11,733    $13,824   $16,257   $ 16,171    $18,686   $20,446
Costs and expenses:
 Cost of revenues                                1,021      1,108      1,333     1,422      1,476      1,036     1,476
 Research and development                        1,116      1,626      1,521     2,202      1,570      1,768     2,114
 Selling and marketing                           2,797      2,931      3,325     3,659      3,276      3,907     3,418
 General and administrative                      1,740      1,599      1,780     2,049      2,451      2,639     2,596
 Amortization of intangibles from acquisitions      --        109        683       809        743        743       743
 Acquisition costs relating to GLOBEtrotter         --         --         --        --         --         --     2,061
 Deferred compensation expense relating to
    GLOBEtrotter Software, Inc.                     --         --         --        --      8,732      2,115     2,405
 In process research and development                --      4,286         --        --         --         --        --
                                               -------   --------    -------   -------   --------    -------   -------
      Total costs and expenses                   6,674     11,659      8,642    10,141     18,248     12,208    14,813
                                               -------   --------    -------   -------   --------    -------   -------
      Operating income (loss)                    3,588         74      5,182     6,116     (2,077)     6,478     5,633

Interest and other income (expense), net           435        408        371       421      2,002      2,892     3,127
                                               -------   --------    -------   -------   --------    -------   -------
      Income (loss) before income taxes          4,023        482      5,553     6,537        (75)     9,370     8,760

Income taxes                                     1,193       (442)     1,273     2,084      2,853      3,648     3,957
                                               -------   --------    -------   -------   --------    -------   -------
      Net income (loss)                        $ 2,830   $    924    $ 4,280   $ 4,453   $ (2,928)   $ 5,722   $ 4,803
                                               =======   ========    =======   =======   ========    =======   =======

Earnings per common share
      Basic                                    $  0.06   $   0.02    $  0.09   $  0.10   $  (0.06)   $  0.12   $  0.10
      Diluted                                  $  0.06   $   0.02    $  0.09   $  0.09   $  (0.06)   $  0.11   $  0.09


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

                                                                         Quarter ended
                                                                1999                           2000
                                                 Mar. 31  Jun. 30  Sep. 30  Dec. 31   Mar. 31   Jun. 30  Sep. 30
                                                               As a percentage of net revenues
Net revenues                                     100%     100%      100%     100%     100%      100%     100%
Costs and expenses:
 Cost of revenues                                  9.9      9.5       9.6      8.8      9.1       5.5      7.2
 Research and development                         10.9     13.9      11.0     13.5      9.7       9.5     10.3
 Selling and marketing                            27.2     25.0      24.1     22.5     20.3      20.9     16.7
 General and administrative                       17.0     13.6      12.9     12.6     15.2      14.1     12.7
 Amortization of intangibles from acquisitions      --       .9       4.9      5.0      4.6       4.0      3.6
 Acquisition costs relating to GLOBEtrotter         --       --        --       --       --        --     10.1
 Deferred compensation expense relating to
    GLOBEtrotter Software, Inc.                     --       --        --       --     54.0      11.3     11.8
 In process research and development                --     36.5        --       --       --        --       --
                                                 -----    -----     -----    -----    -----     -----    -----
      Total costs and expenses                    65.0     99.4      62.5     62.4    112.9      65.3     72.4
                                                 -----    -----     -----    -----    -----     -----    -----
         Operating income (loss)                  35.0       .6      37.5     37.6    (12.9)     34.7     27.6

Interest and other income (expense), net           4.2      3.5       2.7      2.6     12.4      15.4     15.2
                                                 -----    -----     -----    -----    -----     -----    -----
      Income (loss) before income taxes           39.2      4.1      40.2     40.2      (.5)     50.1     42.8

Income taxes                                      11.6     (3.8)      9.2     12.8     17.6      19.5     19.3
                                                 -----    -----     -----    -----    -----     -----    -----
      Net income (loss)                           27.6%     7.9%     31.0%    27.4%   (18.1)%    30.6%    23.5%
                                                 =====    =====     =====    =====    =====     =====    =====

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             MACROVISION CORPORATION


                             By: /s/ Ian R. Hailfax
                                 -------------------------------------
Date: December 7, 2000           Ian R. Halifax
                                 Vice President, Finance and Administration
                                   and Chief Financial Officer


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